BlackRock Global Emerging Markets Fund, Inc.

Supplement dated August 25, 2011 to the
Statement of Additional Information, dated February 28, 2011.
as amended May 16, 2011

Effective August 25, 2011, the Statement of Additional Information of BlackRock Global Emerging Markets Fund, Inc. (the “Fund”) is amended as follows:

The chart listing investments and investment strategies in the section entitled “Investment Objectives and Policies” in Part I of the Fund’s current Statement of Additional Information is supplemented as follows:

Global Emerging Markets Fund
Participation Notes	X

Shareholders should retain this Supplement for future reference.

SAI-GEM-0811SUP